As filed with the Securities and Exchange Commission on July 27, 2007.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 26
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 27


                             USAA MUTUAL FUNDS TRUST
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           ---------------
                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                         -------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485


___  immediately  upon filing pursuant to paragraph (b)
___  on (date) pursuant to paragraph  (b)
___ 60 days after filing pursuant to paragraph (a)(1) _x_ on (October 1, 2007) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     Part A

                              Prospectuses for the
               Balanced Strategy Fund, Cornerstone Strategy Fund,
                  Emerging Markets Fund, and World Growth Fund
                              are included herein

                                     Part A

                             The Prospectus for the
                             Balanced Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA BALANCED STRATEGY Fund

     An asset allocation fund seeking high total return with reduced risk over time, through a combination of long-term growth of capital and current income.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     OCTOBER 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   4

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                           8

Using Mutual Funds in an
Asset Allocation Program                                 10

How to Invest                                            11

How to Redeem                                            12

How to Exchange                                          13

Other Important Information
About Purchases, Redemptions
and Exchanges                                            13

Shareholder Information                                  15

Financial Highlights                                     17

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. We are the Fund's investment adviser. We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund as well as a portion of the stocks investment category that is invested in exchange-traded funds (ETFs). We have retained Deutsche Investment Management Americas Inc. (DIMA) to serve as subadviser of the rest of the Fund's stocks investment category. DIMA is responsible for managing the portion of the Fund's assets attributed to it.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, management risk, rebalancing risk, foreign investing risk, derivatives risk, and the risk of investing in exchange-traded funds.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

USAA Balanced Strategy Fund - 2

--------------------------------------------------------------------------------

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     REBALANCING RISK: In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     DERIVATIVES RISK: Although not one of its principal investment strategies, the Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

     EXCHANGE-TRADED FUNDS RISK: The Fund may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional Information.

                                                                  3 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE CHANGE  IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1997                     19.05%
                    1998                      8.69%
                    1999                     18.90%
                    2000                     -4.50%
                    2001                     10.96%
                    2002                    -10.11%
                    2003                     19.39%
                    2004                      8.06%
                    2005                      4.35%
                    2006                      7.37%

                           SIX-MONTH YTD TOTAL RETURN
                                5.03% (6/30/07)

              BEST QUARTER*                       WORST QUARTER*
              15.58% 4th Qtr. 1998           -11.56% 3rd Qtr. 1998
[footnote]
    *  Please  note  that  "Best  Quarter"  and  "Worst  Quarter"   figures  are
       applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to October 2, 2006, which is the date on which DIMA assumed day-to-day management of the portion of the Fund's assets attributed to it.

USAA Balanced Strategy Fund - 4

--------------------------------------------------------------------------------


================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                       SINCE
                                       PAST 1    PAST 5    PAST 10   INCEPTION
                                       YEAR      YEARS     YEARS       9/1/95
--------------------------------------------------------------------------------
Return Before Taxes                    7.37%      5.38%      7.80%       8.35%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    5.30%      4.19%      6.38%       6.95%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               5.86%      4.10%      6.09%       6.60%
--------------------------------------------------------------------------------
Russell 3000(R) Index* (reflects
no deduction on fees, expenses,
or taxes)                             15.72%      7.17%      8.64%      10.34%+
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index** (reflects no deduction
for fees, expenses, or taxes)          4.33%      5.06%      6.24%       6.30%+
--------------------------------------------------------------------------------
Lipper Balanced Funds Index***
(reflects no deduction for taxes)     11.60%      6.51%      7.44%       8.33%+

[footnotes]
 * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000(R) Index is a trademark/service of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company.

 ** The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 *** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 + The performance of the Russell 3000(R) Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of August 31, 1995, while the Fund's inception date is September 1, 1995. There may be a slight variation in the comparative performance numbers because of this difference.
================================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2007, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                            .71%a
          Distribution and Service (12b-1) Fees                     None
          Other Expenses                                            .55%
          Acquired Fund Fees and Expenses                           .04%b
          TOTAL ANNUAL OPERATING EXPENSES                          1.30%C,D

[footnotes]
        a A performance fee adjustment decreased the management fee of 0.75% by 0.04% for the most recent fiscal year ended May 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index. See pages 8-9 for more information about the calculation of the performance fee adjustment.

        b Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since Aquired Fund Fees and Expenses are not directly borne by the Fund, they are not directly reflected in the Fund's Financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 18.

        c Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these reductions, the total annual operating expenses were 1.29%.

        d We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reductions of any expenses paid indirectly and excluding Acquired Fund Fees and Expenses, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses, excluding credits from expenses paid indirectly of 0.01% and Acquired Fund Fees and Expenses, were as follows:

                                                                  5 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

         Actual Total Annual Operating Expenses     1.26%
         Reimbursement From IMCO                    (.26%)
         TOTAL ANNUAL OPERATING EXPENSES
            AFTER REIMBURSEMENT                     1.00%

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     ===========================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        ----------------------------------------------------------
           $132           $412           $713          $1,568

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     ====================================================================
                                             PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                          OF NET ASSETS
     --------------------------------------------------------------------
     Stocks                                            30 - 70%
     Bonds and Money Market Instruments                30 - 70%
     ====================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in stocks and 35% in bonds and money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 75% in stocks and 25% in bonds and money market instruments. In this case, we would sell stocks and use the proceeds to buy bonds or money market instruments to bring the stocks and bonds back to within their target ranges.

USAA Balanced Strategy Fund - 6

--------------------------------------------------------------------------------

     STOCKS

     [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The stocks investment category will be invested in domestic common stocks and other equity securities within all asset classes (small, mid, and large cap),  which  primarily  include  those within the Russell  3000(r)  Index.
     Equity securities may include common stocks, preferred stocks, and preferred and preference stocks, convertible securities, and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets, or have no organized markets. The Fund may also invest to a lesser extent in foreign common stocks and other equity securities.

     The  Fund  is  permitted,  but  not  required,  to  use  various  types  of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The Fund may also use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

     In addition, we may invest up to 25% of the Fund's total assets in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value
     (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

     DIMA

     Investment Philosophy. DIMA pursues an actively managed, quantitative investment process. DIMA's investment philosophy is based on three central tenets: First, securities have an intrinsic value from which they deviate over time. DIMA believes that the best way to measure a security's fair value is relative to its peers within its own industry. Second, DIMA believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

     Quantitative Investment Approach. DIMA blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. DIMA's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DIMA believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DIMA also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

     By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

     Portfolio Construction and Quantitative Risk Management. DIMA extensively screens the universe of securities comprising the Russell 3000(r) Index using multiple investment parameters to identify what DIMA believes are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

                                                                  7 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     IMCO

     In making the determination to buy and sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE SECURITIES?

     The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                             LONG-TERM        SHORT-TERM
     RATING AGENCY           DEBT SECURITIES  DEBT SECURITIES
     ---------------------------------------------------------------
     Moody's Investors                        At least Prime-3
     Service                 At least Baa3    or MIG 3

     Standard & Poor's                        At least A-3
     Rating Group            At least BBB -   or SP-2

     Fitch Ratings           At least BBB -   At least F3

     Dominion Bond
     Rating Service          At least BBB     At least R-2 low
     Limited                 low

     A.M. Best Co., Inc.     At least bbb     At least AMB-3

     If a security in not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, it may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which below investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable rate-demand notes; commerical paper; Treasury bills; bonds, notes, and certificates of deposit; repurchase agreements; and other money market securities.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

USAA Balanced Strategy Fund - 8

--------------------------------------------------------------------------------

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $xx BILLION AS OF AUGUST 31, 2007
     ========================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories.

     A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreements is available in the Fund's annual report to shareholders for the period ended May 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
       --------------------------------------------------------------------
             +/- 100 to 400                          +/- 4
             +/- 401 to 700                          +/- 5
           +/- 701 and greater                       +/- 6

[footnote]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.75% by 0.04%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2006, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.45% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with DIMA under which DIMA provides day-to-day discretionary management of the portion of the Fund's stocks investment category attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA is compensated directly by IMCO and not by the Fund.

     DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is

                                                                  9 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

     PORTFOLIO MANAGERS

     IMCO

     BONDS

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 22 years of investment management experience and has worked for us for seven years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Society of San Antonio.

     STOCKS

     RONALD SWEET, CFA, vice president of Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since August 2006. Mr. Sweet has 21 years of investment management experience and has worked for us for 21 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Texas at San Antonio. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Antonio.

     DIMA

     Stocks

     The Fund's stock investment portfolio attributed to DIMA is managed by a team of investment professionals who collaborate to implement the Fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the Fund's stock investment portfolio attributed to DIMA. The following people handle the day-to-day management of the Fund.

     ROBERT WANG, Managing Director of Deutsche Asset Management and Portfolio Manager. Mr. Wang joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange, and derivative products at J.P. Morgan. Mr. Wang is Global Head of Quantitative Strategies Portfolio Management: New York. He joined the Fund in October 2006. Education: B.S., The Wharton School, University of Pennsylvania.

     JIN CHEN, CFA, Director of Deutsche Asset Management and Portfolio Manager. Ms. Chen is senior portfolio manager for Global Strategies: New York. Ms. Chen joined Deutsche Asset Management in 1999, prior to that, she served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management. She joined the Fund in October 2006. Education: B.S., Nanjing University; M.S., Michigan State University.

     JULIE ABBETT, Director of Deutsche Asset Management and Portfolio Manager. Ms. Abbett is senior portfolio manager of Global Quantitative Equity: New York. Ms. Abbett joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research. She joined the Fund in October 2006. Education: B.A., University of Connecticut.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more vola-

USAA Balanced Strategy Fund - 10

--------------------------------------------------------------------------------

     tile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 16 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must

                                                                 11 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To add to your account, visit our Web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the

USAA Balanced Strategy Fund - 12

--------------------------------------------------------------------------------

     close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. these shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     *   Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative. Our hours operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *   Send your written instructions to:

            REGULAR MAIL:
            USAA Investment Management Company
            P.O. Box 659453
            San Antonio, TX 78265-9825

            REGISTERED OR EXPRESS MAIL:
            USAA Investment Management Company
            9800 Fredericksburg Road
            San Antonio, TX 78240

     FAX

     *  Send a signed fax to 800-292-8177

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

                                                                 13 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

USAA Balanced Strategy Fund - 14

--------------------------------------------------------------------------------

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the Fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ===================================================
     [ARROW]   FUND NUMBER                          47
     [ARROW]   NEWSPAPER SYMBOL                BalStra
     [ARROW]   TICKER SYMBOL                     USBSX
     ===================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

                                                                 15 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     ===================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ===================================================================

     VALUATION OF SECURITIES

     Portfolio securities, including exchanged-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price

USAA Balanced Strategy Fund - 16

--------------------------------------------------------------------------------

     will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *   Underreports dividend or interest income or

     *   Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 17 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                               YEAR ENDED MAY 31,
                                             ===================================================================================
                                                  2007            2006              2005             2004               2003
                                             ===================================================================================
Net asset value at beginning
  of period                                  $     14.97       $     15.41      $     14.70       $     13.35       $     14.20
                                             ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
    Net investment income                            .37               .34              .26               .20               .28
    Net realized and unrealized
      gain (loss)                                   1.68               .26              .86              1.37              (.70)
                                             ----------------------------------------------------------------------------------
Total from investment operations                    2.05               .60             1.12              1.57              (.42)
                                             -----------------------------------------------------------------------------------
Less distributions:
  From net investment income                        (.38)             (.31)            (.25)             (.22)             (.29)
  From realized capital gains                       (.94)             (.73)            (.16)              -                (.14)
                                             ----------------------------------------------------------------------------------
Total distributions                                (1.32)             1.04             (.41)             (.22)             (.43)
                                             -----------------------------------------------------------------------------------
Net asset value at end of period             $     15.70       $     14.97      $     15.41       $     14.70       $     13.35
                                             ==================================================================================
Total return (%)*                                  14.28(c)           3.84             7.67             11.82             (2.71)
Net assets at end of period (000)            $   661,780       $   634,124      $   609,763       $   522,951       $   350,842

Ratio of expenses to average
  net assets (%)** (a,b)                            1.00(c)           1.00             1.00              1.00              1.00

Ratio of expenses to average net
  assets, excluding
  reimbursements (%)** (b)                          1.26(c)           1.27             1.29              1.33              1.47

Ratio of net investment income
  to average net assets (%)**                       2.46              2.15             1.74              1.38              2.19

Portfolio turnover (%)                            179.26            153.47            68.26             55.26            113.80

[footnotes]
* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended May 31, 2007, average net assets were $636,904,000.

(a) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets.

(b) Reflects  total  operating  expenses  of the Fund before  reductions  of any expenses paid indirectly.  The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    (.01%)            (.01%)           (.02%)            (.02%)            (.01%)

(c) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA Balanced Strategy Fund - 18

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

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================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]    WE KNOW WHAT IT MEANS TO SERVE. (R)
                     ------------------------------------
                         INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper


26667-1007      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                            Cornerstone Strategy Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA CORNERSTONE STRATEGY Fund

     An asset allocation fund seeking a positive, inflation-adjusted rate of return and stability of funds shares.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     OCTOBER 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   4

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                          10

Using Mutual Funds in an
Asset Allocation Program                                 13

How to Invest                                            14

How to Redeem                                            15

How to Exchange                                          16

Other Important Information
About Purchases, Redemptions
and Exchanges                                            17

Shareholder Information                                  18

Financial Highlights                                     21

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The   Fund's    investment    objective   is   to   achieve   a   positive,
     inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and to a much lesser extent in bonds and money market instruments.

     We are the Fund's investment adviser. We manage portions of the U.S. stocks and international stocks investment categories that are invested in exchange-traded funds (ETFs). We also manage the bonds and money market instruments, the precious metals and minerals securities, and the real estate securities investment categories of the Fund. We have retained Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadviser for a portion of the U.S. stocks investment category of the Fund,
     Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and Quantitative Management Associates LLC (QMA) to serve as subadviser for a portion of the international stocks investment category of the Fund.

WHAT ARE THE PRINCIPAL RISKS
OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk; interest rate risk; credit risk; management risk; and the unique risks of investing in foreign stocks, real estate investment trusts (REITs), precious metals and minerals securities, and derivatives; the risk of investing in exchange-traded funds; and the risk of rebalancing the Fund's portfolio.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

USAA Cornerstone Strategy Fund - 2

--------------------------------------------------------------------------------

     Securities rated below-investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     REIT RISK: The possibility that the Fund's investments in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     PRECIOUS  METALS  AND  MINERALS  SECURITIES:  Because  of  commodity  price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

     DERIVATIVES RISK: Although not one of its principal investment strategies, the Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

     EXCHANGE-TRADED FUNDS RISK: The Fund may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's

                                                                 3 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

     REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1997                     15.64%
                    1998                      2.01%
                    1999                      8.13%
                    2000                      2.75%
                    2001                     -4.72%
                    2002                     -8.26%
                    2003                     23.71%
                    2004                     11.51%
                    2005                      5.53%
                    2006                     13.81%

                           SIX-MONTH YTD TOTAL RETURN
                                 5.85% (6/30/07)

               BEST QUARTER*                        WORST QUARTER*
               13.32% 2nd Qtr. 2003          -10.72% 3rd Qtr. 1998

[footnote]
     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund; and October 2, 2006, which is the date on which Credit Suisse assumed day-to-day management of a portion of the U.S. stocks investment category of the Fund; and July 9, 2007, which is the date on which QMA assumed day-to-day management of a portion of the international stocks investment category of the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

USAA Cornerstone Strategy Fund - 4

--------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                   13.81%     8.74%      6.62%      10.00%
-------------------------------------------------------------------------------
Return After Taxes on Distributions   11.72%     7.55%      5.00%       8.39%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares              10.69%     7.22%      4.99%       8.15%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no
deduction for fees, expenses, or
taxes)                                15.78%     6.19%      8.42%      12.82%+
--------------------------------------------------------------------------------
Lipper Global Flexible Funds Index**
(reflects no deduction for taxes)     14.02%     9.86%      7.78%       N/A
--------------------------------------------------------------------------------
[footnotes]
* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

** The Lipper Global Flexible Funds Index tracks the total return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States.

+ The performance of the S&P 500 Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.
================================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the fiscal year ended May 31, 2007, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                           .72%a
          Distribution and Service (12b-1) Fees                     None
          Other Expenses                                           .47%
          Acquired Fund Fees and Expenses                          .02%b
          TOTAL ANNUAL OPERATING EXPENSES                         1.21%C,D

[footnotes]
        a A performance fee adjustment decreased the management fee of 0.75% by 0.03% for the most recent fiscal year ended May 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Flexible Funds Index. See pages 10-11 for more information about the calculation of the performance fee adjustment.

        b Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since Aquired Fund Fees and Expenses are not directly borne by the Fund, they are not directly reflected in the Fund's Financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 21.

        c Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

        d We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.19% of the Fund's ANA, before reductions of any expenses paid indirectly and excluding Acquired Fund Fees and Expenses, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses, excluding credits from expenses paid indirectly of 0.01% and Acquired Fund Fees and Expenses, were as follows:

                  Actual Total Annual Operating Expenses    1.21%
                  Reimbursement From IMCO                   (.02%)
                  TOTAL ANNUAL OPERATING EXPENSES
                    AFTER REIMBURSEMENT                     1.19%

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

                                                                  5 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
             -----------------------------------------------------------
                $123            $384           $665           $1,466

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     ===========================================================================
                                                  PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                               OF NET ASSETS
     ---------------------------------------------------------------------------
     U.S. Stocks                                            15 - 70%
     International Stocks                                    5 - 70%
     Bonds and Money Market Instruments                      5 - 50%
     Real Estate Securities                                  0 - 20%
     Precious Metals and Minerals Securities                 0 - 10%
     ===========================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Stocks category was selected to provide appreciation. The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Real Estate and Precious Metals and Minerals Securities categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in U.S. stocks, 15% in international stocks, 10% in bonds and money market instruments, 5% in real estate securities, and 5% in precious metals and minerals securities. During the quarter, a strong U.S. stock market coupled with weak real estate and precious metals and minerals markets could leave the portfolio with 80% in U.S. stocks, 10% in international stocks, 4% in bonds and money market instruments, 3% in real estate securities, and 3% in precious metals and minerals securities. In this case, we would sell U.S. stocks and could use the proceeds to buy more bonds and money market instruments in order to bring U.S. stocks and bonds and money market instruments back within their target ranges.

USAA Cornerstone Strategy Fund - 6

--------------------------------------------------------------------------------

     U.S. STOCKS

     [ARROW] HOW ARE THE EXCHANGE-TRADED FUNDS USED IN THE FUND'S PORTFOLIO?

     Up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of U.S. stock exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value
     (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

     With respect to the portion of the Fund's assets invested in domestic equity securities by Credit Suisse, the Fund's universe of U.S. stocks is a combination of constituents from the Russell 3000(R) Index, S&P 1500 Index, and MSCI USA Standard Index, at the time of purchase. The portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Credit Suisse portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

     * Forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum.

     * Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks; and

     *   Help  determine  the Fund's  relative  exposure to  different  industry
         sectors  by  analyzing  sector   performance   under  different  market
         scenarios.

     Credit Suisse portfolio managers apply these models to companies that are represented in one or more domestic indexes (such as, for example, the Russell 3000 Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.

     If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques. The portfolio is not expected to pay any regular income dividends to shareholders.

     Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

     The portfolio also may invest in new and unseasoned companies that the portfolio manager believes have the potential for long-term capital appreciation.

     With respect to this portion of the Fund's assets managed by Batterymarch, the Fund's universe of U.S. stocks includes those listed on U.S. exchanges (and OTC markets). Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index, which is a

                                                                 7 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

     In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

     INTERNATIONAL STOCKS

     [ARROW] WHAT ROLE DO INTERNATIONAL STOCKS PLAY IN THE FUND'S PORTFOLIO?

     From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets. The Fund may invest in emerging markets countries.

     In addition, up to 50% of the Fund's portfolio allocated to international stocks, but no more than 25% of the Fund's total assets, may consist of foreign ETFs.

     [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

     A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?

     With respect to the portion of the Fund's assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock's projected earnings growth rate. As a result, QMA's stock selection process focuses on valuation measures for stocks with slow earnings growth, and factors related to future earnings for stocks with fast earnings growth.

     QMA's investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.

     QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI EAFE). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

     The investable universe of non-U.S. stocks is ranked according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

     A separate model identifies a recommended or "optimal portfolio." The optimal portfolio is the combination of stocks that is expected to generate the highest expected return while minimizing expected tracking error versus the benchmark.

     The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics, and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

     QMA's portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

     With respect to the portion of this Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and opinions. The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI All Country World Index.

     In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

USAA Cornerstone Strategy Fund - 8

--------------------------------------------------------------------------------

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT ROLE DO BONDS AND MONEY MARKET INSTRUMENTS PLAY IN THE FUND'S PORTFOLIO?

     The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE BONDS?

     The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                              LONG-TERM                      SHORT-TERM
     RATING AGENCY            DEBT SECURITIES                DEBT SECURITIES
     ===========================================================================
     Moody's Investors                                       At least Prime-3
     Service                  At least Baa3                  or MIG 3

     Standard & Poor's                                       At least A-3
     Rating Group             At least BBB -                 or SP-2

     Fitch Ratings            At least BBB -                 At least F3

     Dominion Bond
     Rating Service           At least BBB low               At least R-2 low
     Limited

     A.M. Best Co., Inc.      At least bbb                   At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, the Fund may invest up to 10% of its assets in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee Obligations; and other money market securities.

     REAL ESTATE SECURITIES

     [ARROW] WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

                                                                  9 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     [ARROW] WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Investments in this category will consist primarily of common stocks of REITs and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, We may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

     In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of net asset value, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to net asset value that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

     PRECIOUS METALS AND MINERALS SECURITIES

     [ARROW] WHAT ROLE DO PRECIOUS METALS AND MINERALS SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and minerals securities may be selected for their ability to stabilize the portfolio's rate of return during periods when U.S. stock prices are generally going down. Historical tendencies show that prices of precious metals and minerals securities generally go up when prices of U.S. stocks go down.

     [ARROW] WHAT TYPES OF PRECIOUS METALS AND MINERALS SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     We will invest the Fund's assets devoted to this category in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL PRECIOUS METALS AND MINERALS SECURITIES MADE?

     We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

     The Fund may also hold no precious metals and minerals securities when considered appropriate.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $xx BILLION AS OF AUGUST 31, 2007
     =========================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreements is available in the Fund's annual report to shareholders for the period ended May 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible

USAA Cornerstone Strategy Fund - 10

--------------------------------------------------------------------------------

     for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and precious metals and minerals securities.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
    -------------------------------------------------------------------
          +/- 100 to 400                          +/- 4
          +/- 401 to 700                          +/- 5
        +/- 701 and greater                       +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.03%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.19% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2007, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.72% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Credit Suisse, Batterymarch, and QMA, under which Credit Suisse, Batterymarch, and QMA provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Credit Suisse, Batterymarch, and QMA are compensated directly by IMCO and not by the Fund.

     Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of June 30, 2007, the asset management business of Credit Suisse had approximately $xx billion in assets under management.

     Batterymarch is a registered investment adviser founded in 1969 and located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2007, Batterymarch had assets under management of approximately $xx billion.

     QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2007, QMA managed approximately $61 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $9 billion that QMA allocated to investment vehicles advised by QMA.

                                                                11 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     PORTFOLIO MANAGERS

     U.S. STOCKS AND INTERNATIONAL STOCKS

     IMCO

     RONALD SWEET, CFA, vice president of Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since August 2006. Mr. Sweet has 21 years of investment management experience and has worked for us for 21 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Texas at San Antonio. Mr. Sweet holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     BONDS AND MONEY MARKET INSTRUMENTS

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 23 years of investment management experience and has worked for us for seven years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     PRECIOUS METALS AND MINERALS SECURITIES
     AND REAL ESTATE SECURITIES

     MARK W. JOHNSON, CFA, vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Real Estate Securities since March 2006. He has 33 years of investment management experience and has worked for us for 19 years.
     Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     CREDIT SUISSE

     U.S. STOCKS

     The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the portion of the U.S. stocks investment category of the Fund allocated to Credit Suisse. The group currently consists of Joseph Cherian, William Weng, and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

     JOSEPH CHERIAN, Managing Director, has been a member of the team since 2005. He is Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Education: B.S. in Electrical Engineering, the Massachusetts Institute of Technology; and M.S. and Ph.D. in Finance, Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

     WILLIAM WENG, Director, has been a member of the team since 2005. He is a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001.Education: B.A. in management information systems, and M.S. in systems engineering, Tsinghua University in Beijing, China; and Ph.D. in Economics, Boston University.

     TODD JABLONSKI, Vice President, has been a member of the team since 2005. He is an analyst in the Quantitative Strategies Group where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. Education: B.A. in Economics, University of Virginia; and is currently pursuing an M.B.A in computational finance, the Stern School of Business at New York University. He is a CFA charterholder an and is a member of the New York Society of Security Analysts.

     BATTERYMARCH

     U.S. STOCKS AND INTERNATIONAL STOCKS

     Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Members  of  Batterymarch's  U.S.,  international,   and  emerging  markets
     investment teams will manage the portion of the Fund man-

USAA Cornerstone Strategy Fund - 12

--------------------------------------------------------------------------------

     aged by Batterymarch. Several portfolio managers and quantitative analysts across each of these investment teams will be assigned responsibility for servicing the portion of the Fund managed by Batterymarch. Members of the teams may change from time to time.

     Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

     THOMAS LINKAS, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Asia, and Far East universe. Mr. Linkas has 32 years of investment experience and has managed the Fund since December 2005. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international, and emerging markets portfolios. Education: B.S. and M.S. in engineering, Massachusetts Institute of Technology; M.S., MIT Sloan School of Management.

     CHARLES F. LOVEJOY, CFA, Director of Batterymarch's international team and Senior Portfolio Manager, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He has managed the Fund since December 2005. In 2006, he was named Director of Batterymarch's international investment team. He was also a Director of the International Society of Financial Analysts. Education: B.S., Tufts University.

    QMA

     INTERNATIONAL STOCKS

     QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the international portion of the USAA Cornerstone Strategy Fund are listed below.

     MARGARET S. STUMPP, Ph.D. is the Chief Investment Officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction for QMA. She joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including THE FINANCIAL ANALYSTS JOURNAL, THE JOURNAL OF PORTFOLIO MANAGEMENT, THE JOURNAL OF INVESTMENT MANAGEMENT, and AWARD PAPERS IN PUBLIC UTILITY ECONOMICS. Education: B.A. cum laude with distinction in Economics, Boston University; and an A.M. and Ph.D. in Economics, Brown University.

     TED LOCKWOOD is a Managing Director of QMA. He is responsible for managing portfolios, investment research, and new product development. He joined QMA's predecessor in 1988. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Education: summa cum laude with a B.E. in Engineering, Stony Brook University; an M.S. in Engineering and an M.B.A. in Finance, Columbia University.

     JOHN VAN BELLE, PH.D. is a Managing Director of QMA. He manages global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full service clients. Previously, Mr. Van Belle was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. Before that he taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance.
     Education: B.S. in Economics, St. Joseph's College; and Ph.D., University of Virginia.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

                                                                 13 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 20 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your

USAA Cornerstone Strategy Fund - 14

--------------------------------------------------------------------------------

     request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To add to your account, visit our web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

                                                                 15 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     *  Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *  Call  toll  free    800-531-8448  to   speak   with   a   member service
        representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     *  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     *  Call   toll   free  800-531-8343  to   speak   with   a   member service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a

USAA Cornerstone Strategy Fund - 16

--------------------------------------------------------------------------------

     capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

                                                                 17 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say fund name or FUND NUMBER of the fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =========================================================
     [ARROW] FUND NUMBER                                  51
     [ARROW] NEWSPAPER SYMBOL                       CrnstStr
     [ARROW] TICKER SYMBOL                             USCRX
     =========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition,

USAA Cornerstone Strategy Fund - 18

-------------------------------------------------------------------------------

     you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evalua-

                                                                19 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     tion of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

USAA Cornerstone Strategy Fund - 20

--------------------------------------------------------------------------------

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 21 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                              =================================================================================
                                                2007               2006             2005             2004              2003
                                              =================================================================================

Net asset value at beginning of period       $     26.50       $     26.53       $    25.80       $     22.22       $     23.57
                                             ----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .40               .56              .30(a)            .22               .27
  Net realized and unrealized gain (loss)           4.38              1.68             2.13(a)           3.57              (.93)
                                             ----------------------------------------------------------------------------------
Total from investment operations                    4.78              2.24             2.43(a)           3.79              (.66)
                                             ----------------------------------------------------------------------------------
Less distributions:
  From net investment income                        (.53)             (.22)            (.45)             (.21)             (.26)
  From realized capital gains                      (2.24)            (2.05)           (1.25)             -                 (.43)
                                             ----------------------------------------------------------------------------------
Total distributions                                (2.77)            (2.27)           (1.70)             (.21)             (.69)
                                             ----------------------------------------------------------------------------------
Net asset value at end of period             $     28.51       $     26.50       $    26.53       $     25.80       $     22.22
                                             ==================================================================================
Total return (%)*                                  18.82(d)           8.67             9.42             17.08             (2.59)

Net assets at end of period (000)            $ 2,193,361       $ 1,712,123       $1,543,380       $ 1,350,044       $ 1,132,544

Ratio of expenses to
  average net assets (%)** (b,c)                    1.19(d)           1.17             1.18              1.19              1.19

Ratio of expenses to average net assets,
  excluding reimbursements (%)** (b)                1.19(d)           1.17             1.18              1.20              1.27

Ratio of net investment income to average
  net assets (%)**                                  1.68              2.01             1.15               .81              1.34

Portfolio turnover (%)                            127.29            150.51            64.88             90.94            131.07

[footnotes]
* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2007, average net assets were $1,895,534,000.

(a)  Calculated using average shares.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     Fund's expense ratios as follows:
                                                    (.01%)+           (.01%)           (.02%)            (.02%)            (.01%)

     + Represents less than 0.01% of average net assets.

(c) Effective April 26, 2002, the Manager voluntarily agreed to limit annual expenses of the Fund to 1.19% of the Fund's average net assets.

(d) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA Cornerstone Strategy Fund - 22

                                      NOTES

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LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
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GO PAPERLESS!
Clear the clutter -
get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

23445-1007      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Emerging Markets Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA EMERGING MARKETS Fund

     A stock fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     OCTOBER 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           6

Using Mutual Funds in an
Asset Allocation Program                                  8

How to Invest                                             9

How to Redeem                                            10

How to Exchange                                          11

Other Important Information
About Purchases, Redemptions
and Exchanges                                            11

Shareholder Information                                  13

Financial Highlights                                     15

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of capital appreciation. We are the Fund's investment adviser. The Fund's Board of Trustees may change this investment objective without shareholder approval.

     We have retained The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Under normal market conditions, The Boston Company and Batterymarch will attempt to achieve the Fund's objective by investing at least 80% of the Fund's assets in equity securities of emerging market companies. This 80% policy may be changed upon 60 days' notice to shareholders.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, foreign investing risk, management risk, and the risk of investing in over-the-counter (OTC) markets.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes, and other factors. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

USAA Emerging Markets Fund - 2

--------------------------------------------------------------------------------

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the risks are higher in emerging markets than developed international markets or the United States, the Fund is expected to be significantly more volatile than the average equity mutual fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

    ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1997                     -3.46%
                    1998                    -26.12%
                    1999                     52.43%
                    2000                    -31.92%
                    2001                     -5.79%
                    2002                     -5.05%
                    2003                     53.04%
                    2004                     26.19%
                    2005                     25.54%
                    2006                     29.36%

                           SIX-MONTH YTD TOTAL RETURN
                                 16.51% (6/30/07)

               BEST QUARTER*                        WORST QUARTER*
               26.75% 4th Qtr. 1999          -26.11% 3rd Qtr. 1998

[footnote]
     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to October 2, 2006, which is the date on which Batterymarch assumed day-to-day management of a portion of the Fund's assets, and June 28, 2002, which is the date on which The Boston Company assumed day-to-day management of the Fund's assets. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

                                                                  3 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     11/7/94
--------------------------------------------------------------------------------
Return Before Taxes                   29.36%     24.39%      7.58%      7.10%
-------------------------------------------------------------------------------
Return After Taxes on Distributions   29.26%     24.40%      7.51%      6.86%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares              19.46%     21.89%      6.70%      6.18%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) Emerging Markets Index*
(reflects no deduction for fees,
expenses, or taxes)                   32.59%     26.97%      9.40%      7.02%+
--------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index**
(reflects no deduction for taxes)     32.07%     26.94%      9.32%      7.35%+
--------------------------------------------------------------------------------

[footnotes]
 * The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

 ** The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

 + The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated with a commencement date of October 31, 1994, while the Fund's inception date is November 7, 1994. There may be a slight variation in the comparative performance numbers because of this difference.
================================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2007, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                           .98%a
          Distribution and Service (12b-1) Fees                     None
          Other Expenses                                           .67%
          Acquired Fund Fees and Expenses                          .01%b
          TOTAL ANNUAL OPERATING EXPENSES                         1.66%C,D

[footnotes]
        a A performance fee adjustment decreased the management fee of 1.00% by 0.02% for the most recent fiscal year ended May 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Emerging Markets Funds Index. See page 7 for more information about the calculation of the performance fee adjustment.

        b Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 16.

        c Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these deductions the total annual operating expenses were 1.65%.

        d We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.80% of the Fund's ANA, before reductions of any expenses paid indirectly and excluding Acquired Fund Fees and Expenses, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.80%, the Fund will operate at the lower expense ratio.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

USAA Emerging Markets Fund - 4

--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR         3 YEARS        5 YEARS        10 YEARS
           -----------------------------------------------------
            $169           $523            $902          $1,965

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW]  WHAT IS AN EMERGING MARKET COMPANY?

     An issuer is an emerging market company if:

     * It is organized under the laws of an emerging market country (as defined below);

     * The principal trading market for its stock is in an emerging market country; or

     * At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

    [ARROW]   WHAT COUNTRIES ARE CONSIDERED EMERGING MARKETS COUNTRIES?

     For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

     ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

     AMERICAS: Canada, the United States

     EUROPE: Austria,   Belgium,  Denmark,  Finland,  France,  Germany,  Greece,
             Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

     [ARROW] WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

     The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

     *    The   countries  in  which  these  stock  markets  are  found  have  a less-developed economy than the developed countries.

     * Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

     * Sustainable economic growth rates are higher, or potentially higher, than developed countries.

     * Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

     * Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

     * The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

     [ARROW] IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

     Some of the countries in which the Fund expects to invest or may invest include, but are not limited to:

                                                                  5 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     ASIA: China, India, Indonesia, Malaysia, Pakistan,
     Philippines, South Korea, Taiwan, Thailand

     AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico,
     Peru, Venezuela

     AFRICA/MIDDLE EAST: Egypt, Israel, Jordan, Morocco,
     South Africa, Turkey

     EUROPE/OTHER: Croatia, Czech Republic, Hungary,
     Poland, Russia, Slovakia

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

     The Fund may invest no more than 20% of its net assets in stocks of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

     Additionally, the Fund may also invest its assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, which are believed to have the potential for significant capital appreciation (due, for example, to its assessment of prospects for an issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     No, there are no restrictions except that the Fund may not invest 25% or more of its total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

     We believe that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher volatility, including the Emerging Markets Fund in a well-diversified portfolio could significantly enhance overall portfolio returns. The Fund combines the advantages of a diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company will generally sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

     Batterymarch uses quantitative techniques to rank the relative attractiveness of a very broad universe of liquid stocks across four fundamental dimensions: value and cash flow, earnings growth, expectations, and technicals. Portfolio manager opinions, based on traditional fundamental research, are incorporated into the ranking process for individual stocks when they differ from the quantitative rankings. The opinions, which typically apply to less than 25% of the investable universe, are equally weighted with each of the four other dimensions. Decisions to buy or sell particular stocks are determined by their rankings.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $xx BILLION AS OF AUGUST 31, 2007
     =========================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees's approval of the Fund's Advisory Agreements is available in the Fund's annual report to shareholders for the period ended May 31, 2007.

USAA Emerging Markets Fund - 6

--------------------------------------------------------------------------------

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent (1.00%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

    OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
    -------------------------------------------------------------------
          +/- 100 to 400                          +/- 4
          +/- 401 to 700                          +/- 5
        +/- 701 and greater                       +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Emerging Markets Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 1.00% by 0.02%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.80% of the Fund's average net assets. We can modify or terminate this arrangement at any time.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with The Boston Company and Batterymarch, under which The Boston Company and Batterymarch provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2006, The Boston Company subadvised 13 mutual funds with assets under management of approximately $62.6 billion. The Boston Company is compensated directly by IMCO and not by the Fund.

     Batterymarch is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. As of August 31, 2006, Batterymarch had assets under management equal to approximately $22.2 billion. Batterymarch is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     THE BOSTON COMPANY

     D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead Portfolio Manager for all International Value and Emerging Markets Value strategies at The Boston Company and has managed the Fund since June 2002.

     CAROLYN M. KEDERSHA, CFA, CPA, joined The Boston Company in 1988. She serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America and has managed the Fund since June 2002.

     MICHELLE Y. CHAN, CFA, joined The Boston Company in 2000. She serves as a vice president and an assistant portfolio manager. As a member of the portfolio management team, Ms.

                                                                  7 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     Chan currently provides research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand and has managed the Fund since June 2002.

     WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004 - 2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997 - 2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst.

     BATTERYMARCH

     Batterymarch uses a team approach to investment management, with portfolio managers working collaboratively and sharing responsibility for investment decisions.

     Batterymarch's Emerging Markets Equity investment team will manage the USAA Emerging Markets Fund. The team is led by David W. Lazenby, CFA. As team leader, he is primarily responsible for the Emerging Markets Equity investment team's portfolio management.

     DAVID W. LAZENBY, CFA, is a senior portfolio manager and the director of Batterymarch's Emerging Markets Equity investment team. He has been a member of the Emerging Markets team since joining Batterymarch in 1987 and was named director of the team in 2003. Mr. Lazenby is a founding board member of the Latin Investment Management Leadership Council. He has 19 years of investment experience. Education: B.A., Brigham Young University.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS
IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

     HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify

USAA Emerging Markets Fund - 8

--------------------------------------------------------------------------------

     your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     *    In  addition  to   obtaining   account   balance   information,   last
          transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone

                                                                  9 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     *    To open an account, send your application and check to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     *    To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     *    Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your


USAA Emerging Markets Fund - 10

--------------------------------------------------------------------------------

     telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *    Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     FAX

     *    Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by

                                                                 11 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND
     EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

USAA Emerging Markets Fund - 12

--------------------------------------------------------------------------------

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the Fund on which you would like to receive information.

     =========================================================
     [ARROW] FUND NUMBER                                  56
     [ARROW] NEWSPAPER SYMBOL                         EmgMkt
     [ARROW] TICKER SYMBOL                             USEMX
     =========================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the

                                                                 13 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees.

     Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

USAA Emerging Markets Fund - 14

--------------------------------------------------------------------------------

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     * Underreports dividend or interest income or

     * Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 15 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                              ====================================================================================
                                                 2007               2006             2005             2004              2003
                                              ====================================================================================
Net asset value at beginning of period        $    16.82        $     12.59     $    10.06        $     7.24        $     7.93

Income (loss) from investment operations:
  Net investment income                              .14                .13             .13               .07              .03(a)
  Net realized and unrealized gain (loss)           5.93               4.21            2.47              2.75             (.72)(a)
                                              ------------------------------------------------------------------------------------
Total from investment operations                    6.07               4.34            2.60              2.82             (.69)(a)
                                              ------------------------------------------------------------------------------------
Less distributions:
  From net investment income                        (.22)              (.11)           (.07)             -                  -

Net asset value at end of period              $    22.67         $    16.82      $    12.59        $    10.06        $    7.24
                                              =====================================================================================
Total Return (%)*                                   36.23(d)          34.52           25.82             38.95            (8.70)

Net assets at end of period (000)             $  445,365         $  314,876      $  152,351        $   95,080        $  54,794

Ratio of expenses to average net
  assets (%)**(c)                                   1.65(b,d)          1.61(b)         1.80(b)           1.92(b)          2.33(b)

Ratio of net investment income to
  average net assets (%)**                           .88               1.31            1.42               .92              .42

Portfolio turnover (%)                            109.11              47.88           36.24             75.67            40.89


* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended May 31, 2007, average net assets were $352,092.

(a)  Calculated using average shares.

(b) Effective March 1, 2004, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.80% of the Fund's average annual net assets. From June
     1, 2003, through February 29, 2004, the voluntary expense ratio limit was 2.10% of the Fund's average annual net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                   (.01%)             (.02%)           (.02%)           (.03%)           (.00%)+

     + Represents less than 0.01% of average net assets.

(d) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA Emerging Markets Fund - 16

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

[USAA EAGLE                                                      --------------
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA
                                                                  -------------

GO PAPERLESS!
Clear the clutter -
get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

25344-1007      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                World Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

     USAA WORLD GROWTH Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     OCTOBER 1, 2007


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  12

Financial Highlights                                     14

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of capital appreciation. We are the Fund's investment adviser. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We have retained MFS Investment Management (MFS) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. MFS and Batterymarch will attempt to achieve the Fund's objective by investing mostly in a mix of foreign (including emerging market) and domestic equity securities. The Fund may invest a relatively high percentage of its assets in a single country or a small number of countries.

WHAT ARE THE PRINCIPAL RISKS
OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, foreign investing risk, geographic concentration risk, management risk, and the risk of investing in over-the-counter (OTC) securities.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     GEOGRAPHIC CONCENTRATION RISK: Because the Fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaran-

USAA World Growth Fund - 2

--------------------------------------------------------------------------------

     teed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund invests in foreign markets, this Fund is expected to be more volatile than the average equity mutual fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                CALENDAR YEAR             TOTAL RETURN
                    1997                     12.87%
                    1998                     10.37%
                    1999                     30.73%
                    2000                    -11.20%
                    2001                    -17.50%
                    2002                    -15.97%
                    2003                     27.73%
                    2004                     18.32%
                    2005                      7.73%
                    2006                     23.96%

                           SIX-MONTH YTD TOTAL RETURN
                                 7.57% (6/30/07)

               BEST QUARTER*                        WORST QUARTER*
               20.60% 4th Qtr. 1998          -18.95% 3rd Qtr. 1998
[FOOTNOTE]
    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to October 2, 2006, which is the date on which Batterymarch was appointed as a subadviser of the Fund (however, to date, IMCO has not allocated any assets to Batterymarch, but reserves the right to do so in the future) and June 28, 2002, which is the date on which MFS was appointed as a subadviser of the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

                                                                 3 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                        SINCE
                                       PAST 1    PAST 5    PAST 10    INCEPTION
                                        YEAR     YEARS      YEARS      10/1/92
--------------------------------------------------------------------------------
Return Before Taxes                    23.96%   11.14%      7.30%       9.17%
--------------------------------------------------------------------------------
Return After Taxes on Distributions    21.98%   10.51%      6.40%       8.24%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                17.84%    9.71%      6.11%       7.83%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) World Index* (reflects no
deduction for fees, expenses, or
taxes)                                 20.07%    9.97%      7.64%       9.56%+
--------------------------------------------------------------------------------
Lipper Global Funds Index** (reflects
no deduction for taxes)                19.30%   10.38%      8.23%       9.99%+
--------------------------------------------------------------------------------
[FOOTNOTES]
  * The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

  ** The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

  + The performance of the MSCI World Index and the Lipper Global Funds Index is calculated with a commencement date of September 30, 1992, while the Fund's inception date is October 1, 1992. There may be a slight variation in the comparative performance numbers because of this difference.

     -----------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2007, and are calculated as a percentage of average net assets.

          Management Fee                               .77%a
          Distribution and Service (12b-1) Fees        None
          Other Expenses                               .53%
          TOTAL ANNUAL OPERATING EXPENSES             1.30%B

[footnote]
        a A performance fee adjustment increased the management fee of 0.75% by 0.02% for the most recent fiscal year ended May 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Funds Index. See page 5-6 for more information about the calculation of the performance fee adjustment.

        b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio less than 0.01%.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     ===========================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
             --------------------------------------------------------
                $132          $412           $713           $1,568

 USAA World Growth Fund - 4

--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW]  WHY  ARE  FOREIGN  AND  DOMESTIC  STOCKS  COMBINED  IN THE  FUND'S
     PORTFOLIO?

     We believe that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     No, there are no restrictions except that no more than 25% of the Fund's total assets may be invested in any one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

     MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

     Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI All Country World Index.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $xx BILLION AS OF AUGUST 31, 2007
     =============================================================

                                                                  5 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreements is available in the Fund's annual report to shareholders for the period ended May 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

        OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1                OF THE FUND'S  AVERAGE NET ASSETS)
     ---------------------------------------------------------------------------
         +/- 100 to 400                                +/- 4
         +/- 401 to 700                                +/- 5
       +/- 701 and greater                             +/- 6
[FOOTNOTE]
  (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.02%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with MFS and Batterymarch, under which MFS and Batterymarch provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2007, net assets under the management of MFS were approximately $xxx.x billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is compensated directly by IMCO and not by the Fund.

     Batterymarch is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. As of August 31, 2006, Batterymarch had assets under management equal to approximately $22.2 billion. Batterymarch is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     MFS

     DAVID R. MANNHEIM, investment officer and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 19 years. He has managed the Fund since June 2002. Education: bachelor's degree in economics, Amherst College; M.S. in management, Massachusetts Institute of Technology.

     SIMON TODD, ASIP, CFA, investment officer and global portfolio manager, began co-managing the Fund in April 2005. He joined MFS in 2000. Prior to joining MFS, he was a U.K. and European equity analyst for Phillips & Drew in London for three years. Education: MA, with honors, Oxford University, Brasenose

USAA World Growth Fund - 6

--------------------------------------------------------------------------------

     College.  Mr. Todd is a member of the Society of  Investment  Professionals
     (ASIP) and the CFA Institute.

     BATTERYMARCH

     Members of Batterymarch's Global Equities investment team will manage the portion of the Fund managed by Batterymarch.

     Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

     THOMAS LINKAS, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the EAFE universe. Mr. Linkas has 32 years of investment experience. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international, and emerging markets portfolios. Education: B.S. and M.S. in engineering, Massachusetts Institute of Technology; M.S., MIT Sloan School of Management.

     CHARLES F. LOVEJOY, CFA, Director of Batterymarch's international team and Senior Portfolio Manager, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. In 2006, he was named Director of Batterymarch's international investment team. He was also a Director of the International Society of Financial Analysts.
     Education: B.S., Tufts University.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS
IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

                                                                 7 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To

USAA World Growth Fund - 8

--------------------------------------------------------------------------------

        establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

    USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     * To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To add to your account, visit our Web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     *  Access USAA.COM.

                                                                 9 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative. Our hours of operations are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

        Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     *  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter

USAA World Growth Fund - 10

--------------------------------------------------------------------------------

     all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

                                                                 11 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the   NAV  per  share  and  accept  purchase,  exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the Fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =========================================================
     [ARROW]  FUND NUMBER                                  54
     [ARROW]  NEWSPAPER SYMBOL                          USAWX
     [ARROW]  TICKER SYMBOL                             WldGr
     =========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities.

USAA World Growth Fund - 12

--------------------------------------------------------------------------------

     If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your

                                                                 13 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

USAA World Growth Fund - 14

--------------------------------------------------------------------------------

                                                   YEAR ENDED MAY 31,
                               -------------------------------------------------------
                                  2007      2006        2005        2004      2003
                               -------------------------------------------------------
Net asset value at beginning
 of period                     $   19.31  $   17.55   $   16.09   $   13.02   $   14.42
                               --------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income              .19        .37         .08         .08         .04
  Net realized and unrealized
    gain (loss)                     4.20       2.84        1.78        3.03       (1.39)
                               --------------------------------------------------------
Total from investment
 operations                         4.39       3.21        1.86        3.11       (1.35)
                               --------------------------------------------------------
Less distributions:
  From net investment income        (.42)      (.08)       (.08)       (.04)       (.05)
  From realized capital gains      (1.71)     (1.37)       (.32)         -           -
                               --------------------------------------------------------
Total distributions                (2.31)     (1.45)       (.40)       (.04)       (.05)
                               --------------------------------------------------------
Net asset value at end
 of period                     $   21.57  $   19.31   $   17.55   $   16.09   $   13.02
                               ========================================================
Total return (%)*                  23.69(b)   19.00       11.54       23.87       (9.32)
Net assets at end
 of period (000)               $ 566,673  $ 408,659   $ 330,792   $ 288,629   $ 231,337
Ratio of expenses to average
 net assets (%)**(a)                1.30(b)    1.26        1.31        1.32        1.53
Ratio of net investment income
  to average net assets (%)**       1.31       2.15         .50         .59         .35
Portfolio turnover (%)             29.20      44.04       36.49       56.13      138.42

[FOOTNOTE]

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended May 31, 2007, average net assets were $483,486.

(a) Reflects  total  operating  expenses  of the Fund before  deductions  of any expenses paid indirectly.  The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)+    (.01%)      (.01%)      (.02%)      (.00%)+
    +  Represents less than 0.01% of average net assets.

(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expense to average net assets.

                                                                 15 - Prospectus

[USAA EAGLE                                                      ===============
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA
                                                                 ===============

GO PAPERLESS!
Clear the clutter -
get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                   ------------------------------------
                       INSURANCE * MEMBER SERVICES
                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

23448-1007      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part B

                  Statement of Additional Information for the
               Balanced Strategy Fund, Cornerstone Strategy Fund,
              Growth and Tax Strategy Fund, Emerging Markets Fund,
             International Fund, Precious Metals and Minerals Fund,
                       World Growth Fund, GNMA Trust, and
                          Treasury Money Market Trust

                               is included herein

[USAA           USAA                                               STATEMENT OF
EAGLE           MUTUAL                                   ADDITIONAL INFORMATION
LOGO (R)]       FUNDS TRUST                                     OCTOBER 1, 2007


              Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund,
                   GNMA Trust, and Treasury Money Market Trust

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified.

You may obtain a free copy of the prospectus dated October 1, 2007, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended May 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         Page

         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         4        Additional Information Regarding Redemption of Shares
         6        Investment Plans
         7        Investment Policies
         22       Investment Restrictions
         23       Portfolio Transactions and Brokerage Commissions
         27       Fund History and Description of Shares
         28       Tax Considerations
         30       Trustees and Officers of the Trust
         36       The Trust's Manager
         43       Portfolio Manager Disclosure
         60       Portfolio Holdings Disclosure
         61       General Information
         61       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies other than ETFs are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The Treasury Money Market Trust's securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

Effective August 1, 2007, the ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston
Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust,  the Transfer Agent, and Boston Safe each reserve the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDs - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED  RETIREMENT  PLANS (not  available  in the Growth and Tax  strategy
Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund (except the GNMA Trust and the Treasury Market Trust) may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of

1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts bor-
rowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Balanced Strategy,  Cornerstone Strategy,  and Growth and Tax Strategy Funds
may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

PUT BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds' assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Balanced Strategy, Cornerstone Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including  American  Depositary  Receipts (ADRs) and Global Depositary  Receipts
(GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 10%) of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Cornerstone Strategy and Balanced Strategy Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy and Cornerstone Strategy Funds may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds' shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains cus-
tody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The Balanced Strategy and Cornerstone Strategy Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Balanced Strategy and Cornerstone Strategy Funds may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

ZERO COUPON BONDS

The Growth and Tax Strategy, Balanced Strategy, and Cornerstone Strategy Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVERSE FLOATING RATE SECURITIES

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Cornerstone Strategy, Balanced Strategy, Emerging Markets, International, and World Growth Funds, and the GNMA Trust may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Cornerstone Strategy and Balanced Strategy Funds may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Cornerstone Strategy and Balanced Strategy Funds may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

ASSET-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA Trust may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates
(ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The Cornerstone Strategy and Balanced Strategy Funds may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

   (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

   (2) may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

   (3)   may not issue senior  securities,  except as  permitted  under the 1940
         Act.

   (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

   (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

   (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

Each of the following funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association
(GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advis-
ability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended May 31, 2007, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                               VALUE OF SECURITIES
         REGULAR BROKER-DEALER                 AS OF MAY 31, 2007
Banc of America Securities LLC
     Balanced Strategy                            $
     Cornerstone Strategy                         $
     Growth and Tax Strategy                      $
Bear Stearns
     Balanced Strategy                            $
     Growth and Tax Strategy                      $
Citigroup Global Markets Inc.
     Balanced Strategy                            $
     Cornerstone Strategy                         $
     Growth and Tax Strategy                      $
     International                                $
     World Growth                                 $
Credit Suisse
     Cornerstone Strategy                         $
Deutsche Bank AG
     Cornerstone Strategy                         $
Goldman Sachs Group
     Balanced Strategy                            $
     Growth and Tax Strategy                      $
     World Growth                                 $
JP Morgan Chase & Co.
     Growth and Tax Strategy                      $
Merrill Lynch & Co.
     Balanced Strategy                            $
     Cornerstone Strategy                         $
     Growth and Tax Strategy                      $
Morgan Stanley
     Cornerstone Strategy                         $
     Growth and Tax Strategy                      $
UBS AG
     Balanced Strategy                            $
     Cornerstone Strategy                         $
     International                                $
     World Growth                                 $
Lehman Brothers Holdings Inc.
     Balanced Strategy                            $
     Growth and Tax Strategy                      $
State Street Corp.
     Cornerstone Strategy                         $
     Balanced Strategy                            $

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

   FUND                                2005            2006            2007
 Growth and Tax Strategy          $   335,214(a)   $   168,160    $    50,603
 Balanced Strategy                $   639,095      $   758,935    $   542,380
 Cornerstone Strategy             $ 1,809,620      $ 2,306,767    $ 2,690,928
 Precious Metals and Minerals     $   540,609      $   526,185    $   536,221
 Emerging Markets                 $   322,549      $   774,831    $ 1,463,201
 International                    $   849,094      $ 1,322,184    $ 1,656,915
 World Growth                     $   336,270      $   456,341    $   432,516

   (a) The change of investment management during the fiscal year resulted in a repositioning of the portfolio. The repositioning led to an increase in brokerage fees.

During the last three fiscal years ended May 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of each Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2007, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                        COMMISSIONS/              TRANSACTION
             FUND                 UNDERWRITING CONCESSIONS          AMOUNTS
      Growth and Tax Strategy         $   34,975                $ 46,672,983
      Balanced Strategy               $    4,635                $ 14,969,078
      Cornerstone Strategy            $   28,037                $ 42,431,767
      Emerging Markets                $    1,771                $    747,534

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than Treasury Money Market Trust's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

     FUND                             2006            2007
   Growth and Tax Strategy           111.04%          36.78%
   Balanced Strategy                 153.47%*        179.26%
   Cornerstone Strategy              150.51%*        127.29%
   Precious Metals and Minerals       29.43%          12.07%
   Emerging Markets                   47.88%         109.11%
   International                      44.46%          37.90%
   World Growth                       44.04%          29.20%
   GNMA Trust                         26.10%          14.35%

   * The repositioning of the portfolio due to change in subadviser led to an increase in trading and portfolio turnover.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, nine of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly was series of USAA Investment Trust, a Delaware Business Trust, which began offering shares of the Cornerstone Strategy Fund on August 15, 1984, the Precious Metals and Minerals (formerly Gold) Fund on August 15, 1984, the International Fund on July 11, 1988, the Growth and Tax Strategy Fund on January 11, 1989, the GNMA Trust and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994, and the Balanced Strategy Fund on September 1, 1995, and were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay "exempt-interest dividends" to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to- market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis for such opinions.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (62)                                          (7/92-present), which is a postal     investment company
                                                      mail list management service.         consisting of 39 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D.  (61)                                           Research Institute (3/02-present);    investment company
                                                      Staff Analyst, Southwest              consisting of 39
                                                      Research funds Institute
                                                      (9/98-3/02), which focuses
                                                      in the fields of
                                                      technological research.

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (62)                                         Consulting (5/95-present), which      investment company
                                                      performs business valuations of       consisting of 39 funds
                                                      large companies to include the
                                                      development of annual
                                                      business plans, budgets,
                                                      and internal financial
                                                      reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (64)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 39 funds


* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (46)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        Chair of the Board of Directors       consisting of 39 funds
                      Chairman                        and Chief Investment Officer,
                                                      USAA Investment Management
                                                      Company (IMCO) (1/07-present);
                                                      President and Chief Executive
                                                      Officer, Director, and
                                                      Chairman of the Board of
                                                      Directors, IMCO
                                                      (12/04-1/07); President
                                                      and Chief Executive
                                                      Officer, Director, and
                                                      Vice Chairman of the Board
                                                      of  Directors, IMCO
                                                      (2/01-12/04).  Mr. Claus
                                                      also serves as Chairman of
                                                      the Board of  Directors of
                                                      USAA Shareholder Account
                                                      Services (SAS); USAA
                                                      Financial Planning
                                                      Services Insurance Agency,
                                                      Inc. (FPS) and USAA
                                                      Financial Advisors, Inc.
                                                      (FAI); and a director of
                                                      USAA Life Insurance
                                                      Company (USAA Life) and
                                                      USAA Federal Savings Bank.

Kristi A.             Senior Vice   February 2007     President and Director, IMCO          One registered
Matus (39)            President                       (2/07-present); President and         investment company
                                                      Vice Chair of the Board of            consisting of 39 funds
                                                      Directors, USAA Life
                                                      (3/04-present); Vice
                                                      President, Products &
                                                      Regulatory Management,
                                                      USAA Life  (1/04-3/04);
                                                      Vice President, Life
                                                      Insurance Solutions, USAA
                                                      Life (9/02-1/04);
                                                      Executive Vice President
                                                      and Chief Operating
                                                      Officer, Thrivent
                                                      Financial  Bank
                                                      (6/01-9/02).  Ms. Matus
                                                      also serves as President
                                                      and Director of SAS.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (56)          President                       Investments, IMCO (9/02-present);     investment company
                                                      Vice President, Fixed Income          consisting of 39 funds
                                                      Investments, IMCO (5/02-9/02).

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(44)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment            consisting of 39
                                                      funds Strategy & Analysis, USAA
                                                      (12/01-6/06).

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Mark S. Howard        Secretary     September 2002    Senior Vice President, USAA Life/     One registered
(43)                                                  IMCO/FPS General Counsel,             investment company
                                                      USAA (10/03-present);                 consisting of 39 funds
                                                      Senior Vice President,
                                                      Securities Counsel, USAA
                                                      (12/02-10/03); Senior Vice
                                                      President, Securities
                                                      Counsel and Compliance,
                                                      IMCO (1/02-12/02). Mr.
                                                      Howard also holds the
                                                      officer positions of
                                                      Senior Vice President,
                                                      Secretary and Counsel for
                                                      USAA Life, IMCO, SAS, FPS,
                                                      and FAI.

Debra K.              Treasurer     July 2005         Assistant Vice President, IMCO/FPS    One registered
Dunn (38)                                             Finance, USAA (9/04-present);         investment company
                                                      Executive Director IMCO/FPS           consisting of 39 funds
                                                      Finance, USAA (12/03-9/04);
                                                      Executive Director FPS Finance,
                                                      USAA (2/03-12/03); Director FPS
                                                      Finance, USAA (12/02-2/03);
                                                      Director Strategic Financial
                                                      Analysis, IMCO (1/01-12/02).
                                                      Ms. Dunn also holds the officer
                                                      positions  of  Assistant
                                                      Vice President and Treasurer
                                                      for IMCO and SAS.

James L. Love         Assistant     February 2007     Executive Director Executive          One registered
(38)                  Secretary                       Attorney (EP), Securities Counsel,    investment company
                                                      USAA (1/03-present);                  consisting of 39 funds
                                                      Senior Counsel, Securities
                                                      Counsel, USAA (12/02-1/03);
                                                      Senior Counsel, Securities
                                                      Counsel and  Compliance,
                                                      IMCO (5/02-12/02).

Roberto Galindo,      Assistant     July 2000         Assistant Vice President, Portfolio   One registered
 Jr. (46)             Treasurer                       Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present);                 consisting of 39 funds
                                                      Assistant Vice President,
                                                      Mutual Fund  Analysis &
                                                      Support, IMCO (10/01-12/02).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(39)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 39 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04); Assistant Vice President,
                                                      Investment Management Administration
                                                      & Compliance, IMCO (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations, and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                            BALANCED         CORNERSTONE        PRECIOUS METALS
                          STRATEGY FUND     STRATEGY FUND      AND MINERALS FUND

INTERESTED TRUSTEE

Christopher W. Claus     $10,000-$50,000        None                 None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben            None              None                 None
Robert L. Mason               None        $10,000-$50,000            None
Michael F. Reimherr           None              None                 None
Richard A. Zucker             None              None                 None

                             INTERNATIONAL         GROWTH AND TAX        WORLD GROWTH          EMERGING
                                 FUND               STRATEGY FUND            FUND            MARKETS FUND

INTERESTED TRUSTEE

Christopher W. Claus      $50,001 - $100,000            None                 None          $50,001-$100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               None               Over $100,000            None                None
Robert L. Mason                  None                   None                 None                None
Michael F. Reimherr              None                   None                 None                None
Richard A. Zucker           $10,001-$50,000             None                 None                None

                                                                   USAA FUND
                              GNMA             TREASURY            COMPLEX
                              TRUST        MONEY MARKET TRUST       TOTAL

INTERESTED TRUSTEE

CHRISTOPHER W. CLAUS          None               None           Over $100,000


NON-INTERESTED TRUSTEES

Barbara B. Dreeben            None               None           Over $100,000
Robert L. Mason               None               None           Over $100,000
Michael F. Reimherr        $0-$10,000            None           Over $100,000
Richard A. Zucker             None               None           Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2007.

         NAME                      AGGREGATE           TOTAL COMPENSATION
          OF                   COMPENSATION FROM          FROM THE USAA
        TRUSTEE            FUNDS LISTED IN THIS SAI    FAMILY OF FUNDS (B)

INTERESTED TRUSTEE

Christopher W. Claus             None (a)                None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               $ 16,213               $  70,400
Robert L. Mason, Ph.D.           $ 17,251               $  74,900
Michael F. Reimherr              $ 15,867               $  68,900
Richard A. Zucker                $ 18,636               $  80,900

   (a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

   (b) At May 31, 2007, the USAA Fund Complex consisted of one registered investment company offering 39 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of June 30, 2007, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

The following table identifies all persons who, as of June 30, 2007, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                               NAME AND ADDRESS
       TITLE OF CLASS         OF BENEFICIAL OWNER     PERCENT OF CLASS
     Precious Metal and          Pershing LLC                6.58%
       Minerals Fund            Jersey City, NJ
                                Ameritrade Inc.              5.04%
                                   Omaha, NE

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement dated August 1, 2006 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of the Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund, the Cornerstone Strategy Fund, and the Emerging Markets Fund to 1.00%, 1.19%, and 1.80%, respectively, of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ending May 31, management fees were as follows:

      FUND                              2005           2006             2007
Growth and Tax Strategy             $   851,802    $   878,500     $   989,767
Balanced Strategy                   $ 4,246,918    $ 4,697,028     $ 4,541,685
Cornerstone Strategy                $10,730,223    $11,903,476     $13,536,718
Precious Metals and Minerals        $ 2,383,384    $ 3,134,195     $ 5,250,087
Emerging Markets                    $ 1,200,054    $ 2,353,337     $ 3,432,497
International                       $ 4,221,479    $ 5,891,860     $ 9,086,869
World Growth                        $ 2,385,937    $ 2,695,121     $ 3,725,774
GNMA Trust                          $   800,447    $   708,360     $   641,905
Treasury Money Market Trust         $   227,591    $   228,072     $   237,501

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

       FUND                            2005              2006           2007
Balanced Strategy                  $  1,643,750    $   1,742,981   $ 1,683,936

The management fees of each Fund (except the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

        FUND                                    FEE RATE
   Balanced Strategy                              .75%
   Cornerstone Strategy                           .75%
   Precious Metals and Minerals                   .75%
   Emerging Markets                              1.00%
   GNMA Trust                                    .125%
   Growth and Tax Strategy                        .50%
   International                                  .75%
   World Growth                                   .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

      FUND                               LIPPER INDEX

 Balanced Strategy                       Balanced
 Cornerstone Strategy                    Global Flexible
 Precious Metals and Minerals            Gold
 Emerging Markets                        Emerging Markets
 GNMA Trust                              GNMA
 Growth and Tax Strategy                 Composite
 International                           International
 World Growth                            Global

With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee of 0.125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
                                   GNMA Trust
                          Growth and Tax Strategy Fund

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX      ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) (1)          (IN BASIS POINTS AS A PERCENTAGE
                                           OF A FUND'S AVERAGE NET ASSETS)
               +/- 20 to 50                             +/- 4
               +/- 51 to 100                            +/- 5
            +/- 101 and greater                         +/- 6

                                  EQUITY FUNDS:
                             BALANCED STRATEGY FUND
                            CORNERSTONE STRATEGY FUND
                        PRECIOUS METALS AND MINERALS FUND
                              EMERGING MARKETS FUND
                               INTERNATIONAL FUND
                                WORLD GROWTH FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX        ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) (1)            (IN BASIS POINTS AS A PERCENTAGE
                                             OF A FUND'S AVERAGE NET ASSETS)
              +/- 100 to 400                              +/- 4
              +/- 401 to 700                              +/- 5
            +/- 701 and greater                           +/- 6

            1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                           EXAMPLES
                                      1            2            3            4              5             6
Fund Performance (a)               6.80%         5.30%        4.30%        (7.55%)       (-5.20%)      (3.65%)
Index Performance (a)              4.75%         5.15%        4.70%        (8.50%)       (-3.75%)      (3.50%)
                                 -------------------------------------------------------------------------------
Over/Under Performance (b)         + 205          +15         - 40         + 95           - 145         - 15
Annual Adjustment Rate (b)        +    6            0           -4          + 5             - 6            0
Monthly Adjustment Rate (c)          .0049%           n/a      (.0033%)       .0041%      (.0049%)           n/a
Base Fee for Month               $  221,918   $   221,918  $   221,918    $  221,918    $  221,918   $   221,918
Performance Adjustment               41,650             0     (28,050)        34,850       (41,650)            0
                                 -------------------------------------------------------------------------------
Monthly Fee                      $  263,568   $   221,918  $   193,868    $  256,768    $  180,268   $   221,918
                                 ===============================================================================

     (a) Average annual performance over a 36-month period
     (b) In basis points
     (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated July 9, 2007, with Quantitative Management Associates LLC (QMA); dated October 2, 2006, with Deutsche Investment Management Americas Inc. (DIMA) and Credit Suisse Asset Management LLC (Credit Suisse) and dated August 1, 2006, with the other Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The Subadvisory Agreement for the Cornerstone Strategy Fund with respect to QMA will remain in effect until July 8, 2009. The Subadvisory Agreement for the Balanced Strategy Fund with respect to DIMA will remain in effect until October 1, 2008. The Subadvisory Agreement for the Cornerstone Strategy Fund with respect to Credit Suisse will remain in effect until October 1, 2008. The Subadvisory Agreement for the Emerging Markets Fund and the World Growth Fund with to Batterymarch Financial Management, Inc. (Batterymarch) will remain in effect until October 1, 2008. Each other Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2008, Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the
Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the GROWTH AND TAX STRATEGY FUND, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI). The Manager (not the
Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. NTI, which is located at 50 S. LaSalle Street, Chicago, Illinois 60603, is an investment adviser registered under the Investment Advisers Act of 1940 and primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors.

For the BALANCED STRATEGY FUND, the Manager has entered into a Subadvisory Agreement with DIMA. The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.15% of the portion of the Fund's average net assets that DIMA manages. DIMA, located at 345 Park Avenue, New York, New York 10154, is an investment adviser registered under the Investment Advisers Act of 1940 and an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

For the CORNERSTONE STRATEGY FUND, the Manager has entered into Subadvisory Agreements with Batterymarch, Credit Suisse, and Quantitative Management Associates LLC (QMA). The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, World Growth Fund, and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 mil-lion of the Fund's average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law. The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, located at 466 Lexington Avenue, New York, New York 10017, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund's average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

For the EMERGING MARKETS FUND, the Manager has entered into Subadvisory Agreements with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch. The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages.

For the INTERNATIONAL FUND, the Manager has entered into a Subadvisory Agreement with MFSIM. Effective January 1, 2006, the Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund and the International Fund.

For the WORLD GROWTH FUND, the Manager has entered into Subadvisory Agreements with MFSIM and Batterymarch. Effective January 1, 2006, the Manager (not the
Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund and the International Fund. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, World Growth Fund, and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2006, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (0.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

For the last two fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

FUND                                   2006              2007

Growth and Tax Strategy            $    289,455     $    293,509
Balanced Strategy                  $    953,455     $    955,323
Cornerstone Strategy               $  2,463,077     $  2,840,766
Precious Metals and Minerals       $    602,939     $  1,020,895
Emerging Markets                   $    359,918     $    527,316
International                      $  1,209,779     $  1,828,297
World Growth                       $    547,030     $    724,408
GNMA Trust                         $    850,032     $    770,287
Treasury Money Market Trust        $    182,457     $    190,001

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, the Funds reimbursed the Manager for these legal and tax services as follows:

FUND                                 2006                2007

Growth and Tax Strategy            $ 11,899           $  6,520
Balanced Strategy                  $ 21,926           $ 14,181
Cornerstone Strategy               $ 52,133           $ 35,746
Precious Metals and Minerals       $ 16,771           $ 14,398
Emerging Markets                   $ 16,366           $  8,007
International                      $ 27,430           $ 23,494
World Growth                       $ 19,971           $ 10,177
GNMA Trust                         $ 20,574           $ 12,009
Treasury Money Market Trust        $ 11,018           $  4,295

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the dis-advantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS'
recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2007, unless otherwise specified.

                               NUMBER OF OTHER ACCOUNTS MANAGED                        NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                AND ASSETS BY ACCOUNT TYPE                               ADVISORY FEE IS BASED ON PERFORMANCE

FUNDS
MANAGED BY                REGISTERED            OTHER POOLED                      REGISTERED         OTHER POOLED
PORTFOLIO   PORTFOLIO     INVESTMENT            INVESTMENT                        INVESTMENT         INVESTMENT
MANAGER     MANAGER       COMPANY               VEHICLES        OTHER ACCOUNTS    COMPANY            VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
USAA

Balanced
Strategy
Fund
            Arnold J.
            Espe          2 ($684.1 mil)        0               0                 2 ($684.1 mil)     0                0
            Ronald Sweet  3 ($408.3 mil)        0               0                 3 ($408.3mil)      0                0
Growth and
Tax Strategy
Fund
            Clifford A.
            Gladson       3 ($4,045.2 mil)      0               0                 3 ($4,045.2 mil)   0                0

Cornerstone
Strategy
Fund
            Arnold J.
            Espe          2 ($322.2 mil)        0               0                 2 ($322.2 mil)     0                0
            Mark W.
            Johnson       1 ($816.5 mil)        0               0                 1 ($816.5 mil)     0                0
            Ronald Sweet  3 ($313.3 mil)        0               0                 3 ($313.3 mil)     0                0

Precious
Metals
and Minerals
Fund
            Mark W.
            Johnson       1 ($63.9 mil)         0               0                 1 ($63.9 mil)      0                0

GNMA Trust
            Margaret
            Weinblatt     1 ($1,836.8 mil)      0               0                 1 ($1,836.8 mil)   0                0

------------------------------------------------------------------------------------------------------------------------------------
NTI

Growth and
Tax Strategy
Fund
            Christopher
            A. Fronk      26 ($3.2 bil)         0               0                 0                  0                0
            Laura L.
            Meldrum       39 ($1.2 bil)         0               0                 0                  0                0

                                  NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                      AND ASSETS BY ACCOUNT TYPE                       ADVISORY FEE IS BASED ON PERFORMANCE

FUNDS
MANAGED BY                REGISTERED            OTHER POOLED                        REGISTERED       OTHER POOLED
PORTFOLIO   PORTFOLIO     INVESTMENT            INVESTMENT                          INVESTMENT       INVESTMENT
MANAGER     MANAGER       COMPANY               VEHICLES          OTHER ACCOUNTS    COMPANY          VEHICLES        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
MFS

International
Fund
            David R.
            Mannheim      17 ($11.6 bil)        5 ($2.1 bil)      95 ($25.5 bil)    0                0               12 ($3.3 bil)
            Marcus L.
            Smith         13 ($9.9 bil)         0                 26 ($7.1 bil)     0                0               2 ($683.8 mil)

World Growth
Fund
            David R.
            Mannheim      17 ($11.6 bil)        5 ($2.1 bil)      95 ($25.5 bil)    0                0               12 ($3.3 bil)
            Simon Todd    4 ($1.6 bil)          6 ($2.2 bil)      72 ($18.7 bil)    0                0               11 ($2.8 bil)

------------------------------------------------------------------------------------------------------------------------------------
THE BOSTON COMPANY

Emerging
Markets
Fund
            D. Kirk Henry 12 ($8.13 bil)        8 ($5.64 bil)     70 ($17.16 bil)   0                0               2 ($703 mil)
            Carolyn M.
            Kedersha      12 ($8.13 bil)        8 ($5.64 bil)     70 ($17.16 bil)   0                0               2 ($703 mil)
            Michelle Chan 12 ($8.13 bil)        8 ($5.64 bil)     70 ($17.16 bil)   0                0               2 ($703 mil)
            Warren
            Skillman      12 ($8.13 bil)        8 ($5.64 bil)     70 ($17.16 bil)   0                0               2 ($703 mil)
------------------------------------------------------------------------------------------------------------------------------------
DIMA
Balanced
Strategy
Fund
            Robert Wang*  37 ($14,635 bil)      4 ($50,335 mil)   38 ($7,084 bil)   1 ($188,365 mil) 0               1 ($5,997 mil)
            Jin Chen      21 ($11,298 bil)      0                 10 ($824,936 mil) 0                0               0
            Julie Abbett  21 ($11,298 bil)      0                 10 ($824,936 mil) 0                0               0

*Robert Wang is a Global Head of Quantitative Strategies portfolio management, therefore all Quantitative Services accounts are under his supervision. He is not responsible for the day-to-day portfolio management of all these accounts. Note that Quantitative Services assets include all fee earning assets (assets under management, assets under administration, notional assets, and fund of funds.

                                     NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                         AND ASSETS BY ACCOUNT TYPE                       ADVISORY FEE IS BASED ON PERFORMANCE

FUNDS
MANAGED BY               REGISTERED            OTHER POOLED                             REGISTERED OTHER POOLED
PORTFOLIO  PORTFOLIO     INVESTMENT            INVESTMENT                               INVESTMENT INVESTMENT
MANAGER    MANAGER       COMPANY               VEHICLES            OTHER ACCOUNTS       COMPANY    VEHICLES       OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
BATTERYMARCH

Cornerstone
Strategy
Fund*
           Charles F.
           Lovejoy      6 ($3,033.9 mil)      13 ($1,750.6 mil)    25 ($4,659,8 mil)      0        0              1 ($26.1 mil)
           Thomas
           Linkas       18 ($7,700.5 mil)     26 ($4,727.1 mil)    172 ($14,981.6 mil)    0        2 ($158.3 mil) 11 ($1,558.5 mil)
World Growth
Fund       Charles F.
           Lovejoy      6 ($3,033.9 mil)      13 ($1,750.6 mil)    25 ($4,659,8 mil)      0        0              1 ($26.1 mil)
           Thomas
           Linkas       18 ($7,700.5 mil)     26 ($4,727.1 mil)    172 ($14,981.6 mil)    0        2 ($158.3 mil) 11 ($1,558.5 mil)
Emerging
Markets
Fund       David W.
           Lazenby      1 ($437.5 mil)        4 ($2,471.9 mil)     6 ($1,114.3 mil)       0        0              1 ($533.0 mil)

* Members of Batterymarch's U.S., International, and Emerging Markets Investment
Teams will manage the portion of the  Cornerstone  Strategy  Fund  attributed to
Batterymarch.  However, Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the Fund's  investments.  Their focus will be on  portfolio  structure,  and they will be  primarily  responsible  for ensuring that the Fund complies with its investment objectives,  guidelines, and restrictions and Batterymarch's current investment strategies. Several portfolio managers and quantitative analysts across each of these investment teams will be assigned responsibility for servicing the Fund.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE

Cornerstone
Strategy
Fund
           Joseph
           Cherian      13 ($2,327,357,942)   2 ($84,806,059)      7 ($728,689,692)       0        0              0
           William Weng 13 ($2,327,357,942)   1 ($53,091,072)      3 ($547,187,893)       0        0              0
           Todd
           Jablonski    13 ($2,327,357,942)   1 ($53,091,072)      3 ($547,187,893)       0        0              0

As of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
QMA

Cornerstone
Strategy
Fund
           Margaret
           Stumpp       24* ($17,040,860,329) 26* ($7,063,722,306) 100* ($20,680,033,558) 0        0              8 ($3,471,560,480)
           Ted Lockwood 29* ($25,079,484,280) 23* ($6,303,314,480) 98* ($18,992,545,347)  0        0              8 ($3,471,560,480)
           John Van
           Belle        21* ($16,266,674,940) 23* ($6,303,314,480) 97* ($18,922,706,169)  0        0              8 ($3,471,560,480)

As of March 31, 2007

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance.

The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

PORTFOLIO MANAGER    FUND                                 DOLLAR RANGE

Arnold Espe          Cornerstone Strategy Fund            $50,001-$100,000
                     Balanced Strategy Fund               $50,001-$100,000
Clifford A. Gladson  Growth and Tax Strategy Fund         $100,001-$500,000
Mark W. Johnson      Precious Metals and Minerals Fund    $100,001-$500,000
                     Cornerstone Strategy Fund            $100,001-$500,000
Didi Weinblatt       GNMA Trust                           $100,001-$500,000

CREDIT SUISSE

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA Cornerstone Strategy Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA Cornerstone Strategy Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA Cornerstone Strategy Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Cornerstone Strategy Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Strategies Group, which manages the Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the
Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The USAA Cornerstone Strategy Fund seeks to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA Cornerstone Strategy Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA Cornerstone Strategy Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA Cornerstone Strategy Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA Cornerstone Strategy Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the USAA Cornerstone Strategy Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the portion of the USAA Cornerstone Strategy Fund allocated to Credit Suisse, for which the portfolio manager is responsible. Credit Suisse considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

 PORTFOLIO MANAGER          BENCHMARK(S)          PEER GROUP
 William Weng               S&P 500 Index         Lipper Large Cap Core
 Todd Jablonski             S&P 500 Index         Lipper Large Cap Core

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account. For those portfolio managers, the factors taken into account in determining a portfolio manager's bonus include the USAA Cornerstone Strategy Fund's performance, assets held in the USAA Cornerstone Strategy Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. Joseph Cherian is the only portfolio manager whose discretionary bonus is not tied by formula to the performance of any fund or account.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of May 31, 2007, no portfolio managers of Credit Suisse beneficially owned any securities of the USAA Fund they managed.

DIMA

CONFLICTS OF INTEREST: In addition to managing a portion of the assets of the USAA Balanced Strategy Fund, the portfolio managers may have responsibility for managing other client accounts of DIMA or its affiliates.

An investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the USAA Balanced Strategy Fund. DIMA has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the USAA Balanced Strategy Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     o Certain investments may be appropriate for the USAA Balanced Strategy Fund and also for other clients advised by DIMA, including other client accounts managed by the USAA Balanced Strategy Fund's portfolio management team. Investment decisions for the USAA Balanced Strategy Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DIMA may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the USAA Balanced Strategy Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the USAA Balanced Strategy Fund. Purchase and sale orders for the USAA Balanced Strategy Fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the USAA Balanced Strategy Fund and the other clients.

     o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     o In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DIMA will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, DIMA has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

     o DIMA and its affiliates and the investment team of the USAA Balanced Strategy Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. DIMA and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the DIMA's advisory clients. DIMA has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the USAA Balanced Strategy Fund's Board.

COMPENSATION: The USAA Balanced Strategy Fund has been advised that DIMA seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and the USAA Balanced Strategy Fund and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     o The USAA Balanced Strategy Fund's performance and the performance of DIMA; quantitative measures which include 1-, 3-, and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, DIMA assesses compliance, risk management and teamwork skills.

     o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of DIMA, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

PORTFOLIO OWNERSHIP: As of May 31, 2007, no portfolio managers of DIMA beneficially owned any securities of the USAA Fund they managed.

MFS

CONFLICTS OF INTEREST: MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for a Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for a Fund.

MFS does not receive a performance fee for its management of a Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

     o The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Funds and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     o The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

     |X| The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

     |X| The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

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     |X|  To mitigate  the conflict in this  scenario The Boston  Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

     |X| When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     |X| All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

     |X| In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

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     |X|  Material conflicts of interest are addressed through the establishment
          of  our  parent  company's  Proxy  Committee  structure.   It  applies
          detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

     |X| Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
          (b) in anticipation of the effect of such recommendation on the market price.

     |X| Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

     |X| It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

     |X|  The Boston Company does not pay referral fees to consultants.

GIFTS

 Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

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

     |X| The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, the following portfolio manager of The Boston Company beneficially owned securities of the USAA Fund they managed in the following dollar range.

  PORTFOLIO MANAGER              FUND                           DOLLAR RANGE
   Michelle Chan          USAA Emerging Markets Fund        $10,001 - $50,000

NTI

MATERIAL CONFLICTS OF INTEREST: NTI's portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

COMPENSATION: As of December 31, 2005, with respect to the NTI's index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each

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

portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO  OWNERSHIP:   As  of  May  31,  2007,  no  portfolio  manager  of  NTI
beneficially owned any shares of the USAA Fund they managed.

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account, including the Funds.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (I.E., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES: Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size.

Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

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

SELECTION OF BROKERS/DEALERS: In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds that are managed by Batterymarch, including the Portfolio Account. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

COMPENSATION:   Compensation  received  by  Batterymarch's   portfolio  managers
includes:

o competitive base salaries;

o individual performance-based bonuses;

o corporate profit-sharing; and

o non-qualified deferred compensation plan.

To provide an incentive to retain key employees for the long term, a longterm cliff-vesting deferred compensation program has been implemented. Under this plan, a significant discretionary contribution is made annually to the deferred compensation plan on the employee's behalf. With limited exceptions, the employee must remain employed with the firm for a three year period after the date of contribution in order to vest the annual contribution.

The bonus and deferred compensation is discretionary compensation. The amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

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

o Short-term and longer-term investment performance of the products that the portfolio manager works on. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers;

o Portfolio manager assistance in servicing clients; and

o Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is generally not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of May 31, 2007, no portfolio manager of Batterymarch beneficially owned any shares of the USAA Fund they managed.

QMA

CONFLICTS OF INTEREST: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

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QMA may buy or sell,  or may  direct or  recommend  that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (E.G., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of
(i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed

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by these  potential  or actual  conflicts  of  interests;  however,  there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

COMPENSATION: Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and
2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and
(ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

PORTFOLIO OWNERSHIP: As of June 30, 2007, no portfolio manager of QMA beneficially owned any shares of the USAA Cornerstone Strategy Fund.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

         |X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

         |X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

         |X|  As disclosed in this SAI; and

         |X| As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement.

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

These service  providers  include each Fund's  custodian,  auditors,  attorneys,
investment  adviser  and  subadviser(s),   administrator,   and  each  of  their
respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street NW, Washington, DC 20006-1600, reviews certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

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Baa     Obligations  rated Baa are subject to  moderate  credit  risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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        Poor's  believes  that such  payments  will be made  during  such  grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C       HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage

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

        ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D       This  category   indicates  Bonds  in  default  of  either  interest  or
        principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb     Assigned to issues,  where the issuer has, in our  opinion,  an adequate
        ability  to  meet  the  terms  of  the  obligation;   however,  is  more
        susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

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b       Assigned  to  issues,  where  the  issuer  has,  in  our  opinion,  very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc
c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG      This  designation  denotes   speculative-grade   credit  quality.   Debt
        instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         SPECULATIVE.   Minimal   capacity  for  timely  payment  of  financial
          commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

06088-1007

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i), (a)
                  (ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management  Agreement for the Extended Market Index Fund (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund (15)
       (iv)       Advisory Agreement for the S&P 500 Index Fund (15)
       (v)        Advisory Agreement with respect to all other funds (15)
       (vi)       Investment Subadvisory Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment Subadvisory Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment Subadvisory Agreement between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment Subadvisory Agreement between IMCO and Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment Subadvisory Agreement between IMCO and Marsico
                  dated August 1, 2006 (15)
       (xii)      Investment Subadvisory Agreement between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment Subadvisory Agreement between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment Subadvisory Agreement between IMCO and OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment Subadvisory Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment Subadvisory Agreement between IMCO and Credit
                  Suisse Asset Management, LLC dated October 2, 2006
                  (16)
       (xvii)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated August 1, 2006. (15)
       (xviii)    Investment Subadvisory Agreement between IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2, 2006 (16)
       (xix)      Amendment No. 2 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter Agreement to Underwriting Agreement adding 37 funds
                  (15)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index Fund
                  (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31,
                  2006 (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter Agreement to Transfer Agency Agreement adding 37
                  funds (15)
       (iii)      Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Administration and Servicing Agreement dated August 1, 2006 for 37 Funds (15)
       (v)        Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving Credit Facility Agreement with USAA Capital
                  Corporation dated October 2, 2006 (16)
       (vii)      Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
       (x)        Form of Amended and Restated Master-Feeder Participation
                  Agreement Among USAA Mutual Funds Trust, BlackRock Advisors
                  LLC, USAA Investment Management Company, and BlackRock
                  Distributors, Inc. Dated as of March 30, 2007 (18)
       (xi)       Form of Amended and Restated Subadministration Agreement (18)

i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy,
                  Emerging Markets, International, Precious Metals and Minerals, and World Growth Funds, and GNMA and Treasury Money Market
                  Trusts (filed by amendment)

       (ii) Opinion and Consent of Counsel with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, Capital Growth, and Value Funds (16)

       (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market (19)

j      (i)        Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy, Balanced Strategy, Growth and
                  Tax Strategy, Emerging Markets, International, Precious Metals and Minerals, and World Growth Funds, and GNMA and Treasury
                  Money Market Trusts (filed by amendment)

       (ii) Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, Capital Growth, and Value Funds (16)

       (iii) Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market, (19)

k                 Omitted Financial Statements - Not Applicable

l                 SUBSCRIPTIONS AND INVESTMENT LETTERS
       (i)        Florida  Bond Fund and Florida  Money Market Fund dated
                  June 25, 1993 (1)
       (ii)       Texas Tax-Free Income Fund and Texas Tax-Free Money Market
                  Fund dated May 3, 1994 (1)

m                 12b-1 Plans - Not Applicable

n                 18f-3 Plans - (12)

o                 Reserved
p                 CODE OF ETHICS
       (i)        USAA Investment Management Company dated July 1, 2006 (14)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1,
                  2005 (14)
       (v)        Marsico Capital Management, LLC (37) dated April 1, 2005 (14)
       (vi)       Wellington Management Company, LLP dated January 1, 2005 (14)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26,
                  2005 (15)
       (ix)       Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3,
                  2006 (15)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston Company Asset Management LLC dated November
                  2006 (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated August
                  11, 2006 (16)

       (xv)       Quantitative Management Associates (19)
       (xvi)      UBS Global Asset Management (19)

q                 POWERS OF ATTORNEY
                  Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Robert L. Mason, and Debra K. Dunn dated September 13, 2006 (15)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
     2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
     2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29,
     2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28,
     2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
     2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
     2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
     2007).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Growth Fund and Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and the World Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at 466 Lexington Avenue, New York, New York 10017, serves as a subadviser to the Cornerstone Strategy Fund and the First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the Balanced Strategy Fund and the Total Return Strategy Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m) Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, NY 10017, serves as subadvisor to the Cornerstone Strategy Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, IL 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

ITEM 27.      PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL          POSITION AND OFFICES        POSITION AND OFFICES
   BUSINESS ADDRESS            WITH UNDERWRITER                 WITH FUND

Christopher W. Claus         Chief Investment Officer      President, Trustee
9800 Fredericksburg Road     and Chairman of the           and Vice Chairman
San Antonio, TX 78288        Board of Directors            of the Board of
                                                           Trustees

Kristi A. Matus              Director and President        Senior Vice President
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson          Senior Vice President,        Vice President
9800 Fredericksburg Road     Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard               Senior Vice President,        Secretary
9800 Fredericksburg Road     Secretary and Counsel
San Antonio, TX 78288

Debra K. Dunn                Assistant Vice President      Treasurer
9800 Fredericksburg Road     and Treasurer
San Antonio, TX 78288

Jeffrey D. Hill              Assistant Vice President      Chief Compliance
9800 Fredericksburg Road     Mutual Funds Compliance       Officer
San Antonio, TX 78288

Terri L. Luensmann           Senior Vice President,        None
9800 Fredericksburg Road     Investment Operations
San Antonio, TX 78288

Casey L. Wentzell            Senior Vice President,         None
9800 Fredericksburg Road     Investment Sales and Service
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company             Northern Trust Investments, N.A.
9800 Fredericksburg Road                       50 S. LaSalle Street
San Antonio, Texas 78288                       Chicago, Illinois 60603

USAA Shareholder Account Services              Chase Manhattan Bank
9800 Fredericksburg Road                       4 Chase MetroTech
San Antonio, Texas 78288                       18th Floor
                                               Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund and Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston,  Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 6060375
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and the First Start Growth Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund and Total Return Strategy Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 27th day of July, 2007.


                                            USAA MUTUAL FUNDS TRUST

                                            * CHRISTOPHER W. CLAUS
                                            -----------------------------------
                                            Christopher W. Claus
                                            President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature) (Title)                                          (Date)

* RICHARD A. ZUCKER             Chairman of the
-----------------------------   Board of Trustees               July 27, 2007
Richard A. Zucker

* CHRISTOPHER W. CLAUS          Vice Chairman of the Board      July 27, 2007
-----------------------------   of Trustees and President
Christopher W. Claus            (Principal Executive Officer)


*  DEBRA K. DUNN                Treasurer (Principal)           July 27, 2007
-----------------------------   Financial and
Debra K. Dunn                   Accounting Officer)


* BARBARA B. DREEBEN            Trustee                         July 27, 2007
-----------------------------
Barbara B. Dreeben

* ROBERT L. MASON               Trustee                         July 27, 2007
-----------------------------
Robert L. Mason

* MICHARL F. REIMHERR           Trustee                         July 27, 2007
-----------------------------
Michael F. Reimherr


*By:  /s/ Mark S. Howard
    -------------------------------
Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated September 13, 2006, which are incorporated herein and filed under Post Effective Amendment No. 21 with the Securities and Exchange Commission on September 29, 2006.